Exhibit 10.12

 (English Translation)

LOAN AGREEMENT

Heilongjiang Shuaiyi New Energy Development Co. Ltd.

(hereinafter, known as "Lender")

Authorized Representatives:

Lianyun, Han

Address to Borrower:

No.41, Han Guang Street, Nan Gang District, Heilongjiang, Harbin Province, P.R.C.

Daqing Shuaiyi Biotech Co., Ltd.

(hereinafter, known as "Borrower").

Authorized Representatives:

Weihan, Zhang

Address to Lender:

Tie Dong District, Xin Zhan Town, Zhao Yuan County, Da Qin City, Harbin, P.R.C.

(Collectively, known herein as "the Parties")

This Agreement (the “Agreement”) is made and entered into as of October 15, 2007 by and between Borrows and Lenders.

NOW, WHEREFORE, in consideration of the mutual promises and covenants set forth in this Agreement, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.

FOR VALUE RECEIVED, Borrower promises to pay to the order of Lender, the sum of RMB 35,000,000  (RMB Thirty-five Million) (hereinafter, the “Loan Amount").

2.

The entire outstanding Loan Amount shall become fully due in 5 years ( hereinafter, the “Period”) beginning from October. 15th, 2007  to October. 15th, 2012.  During the period, Borrower should repay to Lender an annual repayment of RMB7,000,000 (RMB Seven Million) upon or before the 30th day of October every year beginning from 2008.

3.

This Loan Amount is interest free and non-secured.

4.

This Agreement is made in two (2) originals, which shall be kept by each Party.  Such original set shall be as valid and effectual as if signed and executed by the Parties.

IN WITNESS WHEREOF, the Parties hereof have executed their Agreement as of the date first above written.

Lender

Borrower

Signature of Authorized Representative:

Signature of Authorized Representative:

Date:

Date: